UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 25, 2004

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California	94109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 421-7900

N/A

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On August 25, 2004, the Company announced via press release the Company’s financial results for its second quarter ended August 1, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)	List of Exhibits:

99.1	Press Release dated August 25, 2004 entitled Williams-Sonoma, Inc. Reports Second Quarter 2004 Results.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: August 25, 2004	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 25, 2004 entitled Williams-Sonoma, Inc. Reports Second Quarter 2004 Results

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